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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation of our report dated June 24, 2001 relating to the financial statements of The 401(k) Savings Plan for ACS-GSG, which appears in this Form 11-K.

Salmon, Beach & Company, P.C.
Dallas, Texas
June 27, 2002